Subsequent Events	3 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 7 — SUBSEQUENT EVENTS

Status of the Offering

On April 13, 2012, the Company satisfied the conditions of the Escrow Agreement and issued approximately 308,000 shares of the Company’s common stock in the offering, resulting in gross proceeds of $3.1 million to the Company. Upon satisfaction of the conditions of the Escrow Agreement, the Company commenced its principal operations.

As of May 10, 2012, the Company had accepted investors’ subscriptions for, and issued, approximately 976,000 shares of its common stock in the Offering, resulting in gross proceeds to the Company of $9.7 million. In addition, the Company has special escrow provisions for residents of Pennsylvania and Tennessee which have not been satisfied as of May 10, 2012 and, therefore, the Company has not accepted subscriptions from residents of Pennsylvania and Tennessee.

Credit Facility and Series C Loan

Subsequent to March 31, 2012, the Company entered into a revolving bank credit facility (the “Credit Facility”) and a subordinate revolving line of credit with Series C, LLC (“Series C”), an affiliate of the Company’s advisor (the “Series C Loan”). The Credit Facility allows the Company to borrow up to $50.0 million in revolving loans. The Series C Loan has been approved by a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction as fair, competitive and commercially reasonable and no less favorable to the Company than a comparable loan between unaffiliated parties under the same circumstances. As of May 10, 2012, the borrowing base under the Credit Facility based on the underlying collateral pool for qualified properties and amount outstanding under the Credit Facility was $21.0 million. The Series C Loan allows the Company to borrow up to $10.0 million in revolving loans. As of May 10, 2012, we had $4.7 million outstanding under the Series C Loan.

Investment in Real Estate Assets

Subsequent to March 31, 2012, the Company acquired a 100% interest in nine commercial real estate properties, including two properties acquired from Series C, for an aggregate purchase price of $30.6 million. A majority of the Company’s board of directors (including a majority of the Company’s independent directors) approved the two related party acquisitions as being fair and reasonable to the Company, and determined that the cost to the Company of each property was equal to its cost to Series C (including acquisition related expenses). In addition, the purchase price of each property, exclusive of closing costs, was less than its current appraised value, as determined by an independent third party appraiser. The acquisitions were funded with net proceeds of the Offering and with borrowings from the Credit Facility and the Series C Loan. The Company has not completed its initial purchase price allocations with respect to these properties. Acquisition related expenses totaling $764,000 were expensed as incurred.